United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023

Viveon Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39827	85-2788202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE
2nd Floor - Suite #112
Atlanta, Georgia 30326
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (404) 861-5393

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units	VHAQU	NYSE American, LLC

Common Stock	VHAQ	NYSE American, LLC

Warrants	VHAQW	*

Rights	VHAQR	NYSE American, LLC

* The Warrants trade on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 16, 2023, Viveon Health Acquisition Corp.’s (the “Company”) audit committee (the “Audit Committee”) of the board of directors (the “Board”) concluded, after discussion with the Company’s management and accounting professionals, that the Company’s financial statements as of and for the fiscal year ended December 31, 2022 (the “2022 10-K”), should no longer be relied upon because of an error in such financial statements. The Company will restate its 2022 10-K. Management discussed these matters with Marcum LLP, the Company’s independent accountant (“Marcum”) and with the Audit Committee and the Board.

In connection with the preparation of the Quarterly Report on Form 10-Q for the period ended March 31, 2023, management identified that the total legal fees owed to the Company’s primary law firm were incorrect as of and for the year ended December 31, 2022. This inaccurate information resulted in an overstatement of $250,000 in accrued costs and expenses in the consolidated balance sheets as of December 31, 2022, and an overstatement of $250,000 in Professional fees and Net (loss) income in the consolidated statements of operations for the year ended December 31, 2022.

Management concluded that the error above is consistent with the deficiencies in internal control over financial reporting relating to the process of recording accounts payable and accrued expenses that also existed as of December 31, 2022.

In light of this existing material weakness, on November 16, 2023, the Company’s management and the Audit Committee of the Board concluded that the Company’s 2022 10-K should no longer be relied upon and that it is appropriate to restate the Company’s financial statements for such period.

The Company’s management previously concluded on March 15, 2022, as disclosed in Item 4.02 of the Current Report on Form 8-K filed on March 17, 2022, that deficiencies in internal control over financial reporting existed relating to the process of recording accounts payable and accrued expenses and that the failure to properly account for such transactions constituted a material weakness as defined in the SEC regulations. The same deficiencies resulted in the accounting error disclosed above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVEON HEALTH ACQUISITION CORP.

Date: November 22, 2023	By:	/s/ Jagi Gill
	Name:	Jagi Gill
	Title:	Chief Executive Officer